MetaMarkets.comFunds
         [LOGO OF OPENFUND APPEARS HERE]

OpenFund Annual              To return to the site, please use the "back" button
Report                                                           on your browser
July 31, 2000


Advised by
MetaMarkets Investments LLC


Table of Contents

Shareholder Letter
------------------

Growth of $10,000 Graph
-----------------------

Schedule of Portfolio Investments
---------------------------------

Statement of Assets and Liabilities
-----------------------------------

Statement of Operations
-----------------------

Statement of Changes in Net Assets
----------------------------------

Financial Highlights
--------------------

Notes to Financial Statements
-----------------------------

Report of Independent Accountants
---------------------------------

Financial reporting standards requires the statement "See Notes to Financial Statements" to appear at the bottom of each page of these financial statements. This statement has not been included in these financials due to differences in various technologies which may be used to print this report. As such, the required statement is incorporated herein by reference.


================================================================================

Shareholder Letter

Fellow OpenFund shareholders,

The eleven months since the inception of OpenFund have reminded us that the life of an investor is never a dull one. The stock market's volatility and resilience were both evident throughout the entire period. New Economy and technology stocks experienced an intense plunge during April and May, and healed their wounds through June and July, then gradually recovered and finally staged a breakout as summer drew to a close. OpenFund shared in both the lows and highs of the six-month stretch since the semi-annual report.

To summarize how OpenFund dealt with the market action over the past eleven months seems almost unnecessary, considering that the Fund's portfolio and its adviser's trading activity are available for all to see live on the Internet, as they happen in real-time. Yet there are rules we must abide by. In that spirit we present you with this annual report, which captures the Fund's entire portfolio at the end of day on July 31, 2000. From the beginning, the fund has sought to identify the companies spearheading the New Economy. Since our semi-annual report, as the names of some of the leaders have changed, our challenge has been to remain agile. Companies that ended 1999 with nearly transcendent status, like wireless stalwarts Qualcomm and Nokia, have been knocked down a few pegs. Other companies, such as fiber-optics firms Corning and JDS Uniphase, emerged as dominant leaders. Meanwhile, New Economy linchpins like networker Sun Microsystems and database developer Oracle, kept their standing -- and up-trends -- intact.

Of particular interest over the past six months has been the Fund's investments in the biotech sector. The Fund management team has closely followed the ongoing triumphs in the science of genomics, highlighted by Celera Genomics' June announcement that it has sequenced the human genome. We anticipate that the breakthroughs of genomics will someday be held in the same scientific regard as the first moon landing and Einstein's theory of relativity. The mastery of living matter will revolutionize health care, and we will continue to scour the biotech landscape for the companies at the advance guard of this revolution.

Investment Outlook

As fund manager, we maintain our bullish outlook for New Economy companies, and for Old Economy companies that are welcoming innovation and adapting their businesses to new realities. We expect some bumps in the road -- they will always be there. Yet we're convinced that we are indeed living during one of history's greatest investment opportunities. Sure, there are risks, there always are. But we feel that the opportunities for innovation and wealth creation in the New Economy have barely been tapped.

If you have any questions, or are curious to see what's going on with your investment, please don't hesitate to visit us online.

Sincerely,

The MetaMarkets Investments Portfolio Management Team

This report is accompanied by a fund prospectus. Current fund holdings are
                                ---------------
subject to change and are available online. BISYS Fund Services, Distributor.


================================================================================

Growth of $10,000 Graph


                           MetaMarkets.com OpenFund
                       Growth of a $10,000 Investment

                             [GRAPH APPEARS HERE]


          The chart represents a historical investment of $10,000 in the MetaMarkets.com OpenFund from 8/31/99 to 7/31/00, and represents the reinvestment of dividends and capital gains in the Fund.

          Past performance is no guarantee of future returns. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

          * Period from August 31, 1999 (commencement of operations) to July 31, 2000.

          ** The S&P 500 Index is an unmanaged index generally representative of the domestically traded common stocks of mid to large-size

            8/31/99   9/30/99   10/31/99  11/30/99  12/31/99  1/31/00   2/29/00   3/31/00   4/30/00   5/31/00   6/30/00   7/31/00
Open Fund  10,000.00 10,112.00 11,296.00 13,800.00 19,115.55 20,216.83 27,523.82 23,367.92 19,429.05 15,908.19 18,609.13 17,218.47
 S&P500    10,000.00  9,725.86 10,341.32 10,553.82 11,173.06 10,611.63 10,410.75 11,429.23 11,085.37 10,857.93 11,125.61 10,951.67

          companies.

          An investor cannot directly invest in an index.

          The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower. Fee waivers are voluntary and may be modified or terminated at anytime.

================================================================================

Schedule of Portfolio Investments

July 31, 2000

                                                    Shares         Market Value
                                                    ------         ------------

Common Stocks (101.9%)
Banking (2.4%)
Northern Trust Corp.                                 4,500          $   336,938
Wells Fargo Co.                                     10,000              413,125
                                                                    -----------
                                                                        750,063
Biotechnology & Medical (7.5%)
Abgenix, Inc. (b)                                   11,000              551,375
Cell Genesys, Inc. (b)                              15,000              319,688
Genentech, Inc. (b)                                  4,000              608,499
Hyseq, Inc. (b)                                     10,000              323,125
Immunex Corp. (b)                                   11,000              557,563
                                                                    -----------
                                                                      2,360,250
Computer Equipment (13.2%)
EMC Corp. (b)                                        8,500              723,563
Intel Corp.                                         20,000            1,335,000
NVIDIA Corp. (b)                                     7,000              420,000
Rambus Inc. (b)                                      9,500              696,469
Sun Microsystems, Inc. (b) (c)                       9,500            1,001,656
                                                                    -----------
                                                                      4,176,688
Computer Software & Services (13.3%)
Akamai Technologies, Inc. (b)                        3,000              236,578
Brocade Communications Systems, Inc. (b)             3,700              660,912
CacheFlow, Inc. (b)                                  4,000              272,000
Cisco Systems, Inc. (b)                             17,000            1,112,437

Oracle Corp. (b) (c)                                 9,000              676,687
Siebel Systems, Inc. (b)                             4,000              580,000
StorageNetworks, Inc. (b)                            2,000              218,250
Wave Systems Corp. (b)                              25,500              460,594
                                                                    -----------
                                                                      4,217,458
Electronic Components/Instruments (10.7%)
Applied Micro Circuits Corp. (b)                     2,500              373,125
Atmel Corp. (b)                                     15,000              449,063
Broadcom Corp. (b)                                   3,000              672,750
SDL, Inc. (b)                                        2,600              902,362
Texas Instruments, Inc. (c)                         10,000              586,875
Vishay Intertechnology, Inc. (b)                    12,000              371,250
                                                                    -----------
                                                                      3,355,425
Energy & Electrical Technology (7.5%)
C&D Technologies, Inc.                              11,500              465,750
Capstone Turbine Corp. (b)                           6,500              357,500
General Electric Co.                                17,500              900,156
Mechanical Technology, Inc. (b)                     49,000              624,750
                                                                    -----------
                                                                      2,348,156
Instruments - Scientific (1.3%)
Varian, Inc. (b)                                    10,000              421,250


Insurance (2.1%)
American International Group                         7,500              657,656


Internet (0.4%)
Xcelera.com, Inc. (b)                                9,000              137,250


Manufacturing (0.8%)
Nanophase Technologies Corp. (b)                    27,800              244,988


Networking Products (7.1%)
ADC Telecommunications, Inc. (b)                    17,000              712,937
Extreme Networks, Inc. (b)                           4,500              628,383
Juniper Networks, Inc. (b)                           3,000              427,313

Redback Networks, Inc. (b)                           3,500              455,000
                                                                    -----------
                                                                      2,223,633
Oil & Gas Utility (0.9%)
Enron Corp.                                          4,000              294,500


Optical Networking (11.0%)
Avici Systems, Inc. (b)                              4,000              393,500
Corning, Inc.                                        3,400              795,388
JDS Uniphase Corp. (b)                               8,000              944,999
Metromedia Fiber Network, Inc. (b)                  13,000              456,625
ONI Systems Corp. (b)                                5,000              442,813
Sycamore Networks, Inc. (b)                          3,500              431,594
                                                                    -----------
                                                                      3,464,919
Pharmaceuticals (3.3%)
Cubist Pharmaceuticals, Inc. (b)                     9,000              406,125
Eli Lilly & Co.                                      6,000              623,250
                                                                    -----------
                                                                      1,029,375
Retail (2.2%)
Home Depot, Inc.                                     6,000              310,500
Wal-Mart Stores, Inc.                                7,000              384,563
                                                                    -----------
                                                                        695,063
Semiconductors and Related Devices (6.5%)
Marvell Technology Group Ltd. (b)                   11,000              502,562
Nova Measuring Instruments Ltd. (b)                 31,100              478,163
PMC-Sierra, Inc. (b)                                 3,500              678,562
Silicon Laboratories, Inc. (b)                       7,000              402,938
                                                                    -----------
                                                                      2,062,225
Surgical Appliances and Supplies (2.4%)
EndoSonics Corp. (b)                                40,500              280,969
Intuitive Surgical, Inc. (b)                        25,300              477,537
                                                                    -----------
                                                                        758,506
Telecom Equipment (3.0%)
Sonus Networks, Inc. (b)                             2,500              466,094
Sunrise Telecom, Inc. (b)                           10,000              465,000
                                                                    -----------
                                                                        931,094
Telecom Services (3.0%)

Nuance Communications (b)                            3,000              421,125
VoiceStream Wireless Corp. (b)                       4,000              513,000
                                                                    -----------
                                                                        934,125
Wireless Communications (3.3%)
Nokia Corp., ADR                                    14,500              642,531
QUALCOMM, Inc. (b) (c)                               6,000              389,625
                                                                    -----------
                                                                      1,032,156

Total Common Stocks (Cost $31,818,059)                               32,094,780


                                                 Contracts         Market Value
                                                 ---------         ------------

Options (0.1%)
Nokia Corp., Call Option, expiring                      75               46,875
September 2000, strike price $40                                    -----------
Total Options (Cost $39,519)                                             46,875


Total Investments (Cost
$31,857,578) (a) - 102.0%                                            32,141,655
Liabilities in excess of other assets
- (2.0)%                                                               (639,141)
                                                                    -----------
NET ASSETS - 100.0%                                                 $31,502,514


                                                    Shares         Market Value
                                                    ------         ------------
Securities Sold Short -
(6.6%)
Common Stocks (1.7%)
Retail (1.7%)
Amazon.com, Inc. (b)                                18,000              542,250
                                                                    -----------
Total Common Stocks                                                 $   542,250


Index-Linked Trusts (4.9%)
Internet Holders Trust (b)                          15,000            1,549,688
                                                                    -----------
Total Index-Linked Trusts                                           $ 1,549,688


Total Securities Sold Short

(Proceeds $2,123,022) (a)                                           $ 2,091,938


____________
(a) Cost of investments and proceeds on securities sold short ("total cost and short proceeds") of $33,980,600 for financial reporting purposes differs from total cost and short proceeds for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,991,075. Total cost and short proceeds for federal tax purposes differs from value by net unrealized appreciation of investments and securities sold short as follows:

          Unrealized appreciation - Investments       $ 1,459,785
          Unrealized appreciation - Short Sales            41,037
          Unrealized depreciation - Investments        (4,094,205)
          Unrealized depreciation - Short Sales           (82,531)
                                                      -----------
          Net unrealized depreciation                 $(2,675,914)


(b) Non-income producing security.

(c) Security, or a portion thereof, designated as short-sale collateral.

ADR - American Depositary Receipt


================================================================================

Statement of Assets and Liabilities

July 31, 2000


Assets:
Investments, at value (Cost $29,810,973)                            $30,037,832
Deposits with broker and custodian bank for securities sold
short (Cost $3,762,064, including cash or  cash equivalents of
$1,715,459)                                                           3,819,282
                                                                    -----------
                                                                     33,857,114
Interest and dividends receivable                                         5,697
Receivable for securities sold short                                  4,055,428
Receivable for investments sold                                      25,913,100
Receivable from affiliates                                              110,453
                                                                    -----------
  Total Assets                                                       63,941,792

Liabilities:
Securities sold short (proceeds $2,123,022)                         $ 2,091,938
Payable for investments purchased                                    30,224,488
Payable for capital shares redeemed                                      13,439
Accrued expenses and other payables:
  Investment advisory fees                                               29,611
  Distribution fees                                                       7,403
  Other                                                                  72,399
                                                                    -----------
  Total Liabilities                                                  32,439,278


Net Assets:
Capital                                                             $34,814,862
Accumulated net realized (loss) from options, investments
and securities sold short                                            (3,627,509)
Net unrealized appreciation from options and investments                284,077
Net unrealized appreciation from securities sold short                   31,084
                                                                    -----------
Net Assets                                                          $31,502,514


Shares of beneficial interest outstanding (unlimited number of
shares authorized, no par value)                                      1,470,823


Net asset value, offering price and redemption price per
share                                                               $     21.42


================================================================================

Statement of Operations

For the eleven months ended July 31, 2000 (a)


Investment Income:
Interest income                                                     $    25,313
Dividend income                                                          27,635
                                                                    -----------
 Total Income                                                            52,948


Expenses:
Investment advisory fees                                                210,691

Distribution fees                                                        52,673
Dividend expense for securities sold short                                3,080
Other Expenses:
 Administration fees                                                     65,076
 Legal fees                                                              77,114
 Audit fees                                                              17,312
 Transfer Agency fees                                                    42,244
 Custody fees                                                            81,198
 Trustee fees                                                             6,938
 Miscellaneous fees                                                      70,164
                                                                    -----------
  Total expenses before voluntary fee reductions and
  reimbursements                                                        626,490
Expenses voluntarily reduced or reimbursed                             (407,634)
                                                                    -----------
 Net Expenses (b)                                                       218,856
                                                                    -----------
Net investment (loss)                                                  (165,908)


Realized/Unrealized Gain (Loss) from Investments,
Securities Sold Short and Written Options:
 Net realized gain (loss) from:
 Investment transactions                                             (3,509,736)
 Securities sold short                                                  188,355
 Written options                                                       (244,313)
                                                                     ----------
                                                                     (3,565,694)
Change in unrealized appreciation from:
 Investments                                                            284,077
 Securities sold short                                                   31,084
                                                                    -----------
                                                                        315,161
Net Realized/Unrealized Loss from Investments, Securities
Sold Short, and Written Options                                      (3,250,533)
                                                                    -----------

Change in net assets resulting from operations                      $(3,416,441)


____________
(a) Period from August 31, 1999 (commencement of operations) to July 31, 2000.
(b) The Advisor has contractually agreed to reimburse the Fund to the extent other expenses exceed 0.20% of the Fund's average daily assets for the period ended July 31, 2000, limiting overall expenses of the Fund to a maximum of 1.45% of the Fund's average daily net assets.


================================================================================

Statement of Changes in Net Assets

For the eleven months ended July 31, 2000 (a)


From Investment Activities:
Operations
Net investment (loss)                                             $   (165,908)
Net realized gain/(loss) on
 Investments                                                        (3,509,736)
 Securities sold short                                                 188,355
 Written options                                                      (244,313)
Net Change in unrealized appreciation on:
 Investments                                                           284,077
 Securities sold short                                                  31,084
                                                                  ------------
Change in net assets resulting from operations                      (3,416,441)


Distributions to Shareholders
 In excess of net investment income                                    (10,825)
 In excess of net realized gains from investment transactions          (63,593)
                                                                  ------------
Change in net assets from shareholder distributions                    (74,418)


Capital Transactions
 Proceeds from shares issued                                        55,332,909
 Dividends reinvested                                                   73,812
 Cost of shares redeemed                                           (20,413,348)
                                                                  ------------
Change in net assets from capital transactions                      34,993,373


Change in net assets                                                31,502,514


Net Assets
 Beginning of period                                                        --
                                                                  ------------
 End of period                                                    $ 31,502,514


Share Transactions

Issued                                                              2,279,528
Reinvested                                                              3,133
Redeemed                                                             (811,838)
                                                                 ------------
Change in share transactions                                        1,470,823


__________
(a) Period from August 31, 1999 (commencement of operations) to July 31, 2000.


================================================================================

Financial Highlights

For the eleven months ended July 31, 2000 (a)

Net Asset Value, Beginning of Period                                               $ 12.50
                                                                                   -------
Investment Activities
 Net investment income                                                               (0.09)   (e)
 Net realized and unrealized gains from investments                                   9.13    (e)
                                                                                   -------
 Investment Activities                                                                9.04
                                                                                   -------
Distributions
 In excess of net investment income                                                  (0.02)
 In excess of net realized gains                                                     (0.10)
                                                                                   -------
 Total Distributions                                                                 (0.12)
                                                                                   -------


Net Asset Value, End of Period                                                     $ 21.42


Total Return                                                                         72.18%   (b)


Ratios/Supplemental Data:
Net Assets at end of period (000)                                                  $31,503
Ratio of expenses (including dividend expense) to average net assets (d)              1.04%   (c)
Ratio of expenses (excluding dividend expense) to average net assets (d)              1.02%   (c)
Ratio of net investment loss to average net assets                                   (0.79%)  (c)
Ratio of expenses (including dividend expense) to average net assets*                 2.97%   (c)
Portfolio turnover rate                                                              2,318%

_______
* During the period, certain fees were voluntarily reduced . If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from August 31, 1999 (commencement of operations) to July 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) The Advisor has contractually agreed to reimburse the Fund to the extent certain operating expenses exceed 0.20% of the Fund's average daily assets for the period ended July 31, 2000, limiting overall expenses of the Fund to a maximum of 1.45% of the Fund's average daily net assets.
(e) The amount shown for a share outstanding throughout the period does not accord with the earned income or the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.


================================================================================

Notes to Financial Statements

1. Organization:
OpenFund (the "Fund") is a series of the MetaMarkets.com Funds (the "Company"), which was organized on May 21, 1999 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company.

Effective August 31, 1999 the Company commenced operations and was authorized to issue an unlimited number of shares of the Fund. The Fund's investment objective is to provide investors with capital growth. To achieve its objective, the Fund invests principally in the common stocks of companies that the Company's Investment Adviser believes derive strategic advantage from trends caused by the development of the "New Economy". These are companies which, in the opinion of the Investment Adviser, are innovative growth companies at the leading edge of technological, social and economic change.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     Securities Valuation:
     Investments in securities, including options, are valued at the last quoted sale price as of the close of business on the day the valuation is made, or if a sale is not reported for that day, at the average of the most recent closing bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Price information for listed securities is taken from the exchange where the securities are primarily traded. Other securities for which no quotations or valuations are readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value. The difference between the cost and market values of investments held by the Fund are reflected as either unrealized appreciation or depreciation.

     Security Transactions and Related Income:
     Security transactions in the Fund are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the specific identified cost basis.

     Repurchase Agreements:
     The Fund may acquire repurchase agreements from financial institutions, such as banks and broker-dealers which the Company's Investment Adviser deems creditworthy, subject to the seller's agreement to repurchase such securities at an agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller, under a repurchase agreement, is required to maintain the value of securities held as collateral under the agreement at least equal to the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Fund could receive less than the recorded carrying value upon the sale of the underlying collateral securities.

     Short Sales:
     The Fund is authorized to engage in short selling. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. Securities sold short at July 31, 2000 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short, which accompanies the Schedule of Portfolio Investments.

     All short sales must be fully collateralized. Accordingly, the Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. Government securities sufficient to collateralize its obligation on the short positions. As of July 31, 2000, the value of securities sold short amounted to $2,091,938, against which $3,819,282 in cash or cash equivalents and securities was segregated.

     Options Transactions:
     The Fund may write or purchase option contracts. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

     In writing an option, the Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

     The following is a summary of written options activity for the eleven-month period ended July 31, 2000:

                                                Number of
                                                 Options        Premiums
                                                Contracts       Received

Contracts outstanding at August 31, 1999                -       $      -
Options written                                       561        131,533
Options expired                                      (235)       (29,874)
Options closed                                       (279)       (82,468)
Options exercised                                     (47)       (19,191)

Contracts outstanding at July 31, 2000                  -       $      -


Dividends to Shareholders:
Dividends from net investment income are declared and paid annually. The Fund's distributable net realized capital gains, if any, are distributed to shareholders at least annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within components of net assets based on the federal tax-basis treatment. Temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Taxes:
It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from federal income taxes.

Other:
Costs of $204,649 incurred in connection with the organization of the Fund were paid by the Investment Adviser and were not recognized as expenses of the Fund.

3. Related Party Transactions:
Investment advisory services are provided to the Fund by MetaMarkets Investments, LLC (the "Investment Adviser"). Pursuant to the investment advisory agreement with the Fund, the Investment Adviser is entitled to an annual fee accrued daily and paid monthly, based on the Fund's average daily net assets, in accordance with the following schedule:

              First $250 million         1.00%
              Next $500 million          0.75%
              Over $750 million          0.50%


The Investment Adviser has contractually agreed to reimburse the Fund to the extent operating expenses exceed 0.20% of the Fund's average daily net assets for the period ended July 31, 2000, limiting overall expenses of the Fund to a maximum of 1.45% of the Fund's average daily net assets. The Investment Adviser waived its fees and paid all Fund expenses through February 28, 2000.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") is the Fund's administrator, fund accountant, and transfer and dividend disbursing agent. Under the terms of the administration agreement, BISYS Ohio will earn on such services an annual fee accrued daily and paid monthly, based on the Fund's average daily net assets, in accordance with the following schedule:

              First $500 million         0.130%
              Next $250 million          0.100%
              Next $250 million          0.085%
              Over $1 billion            0.075%

Under the terms of the administration agreement, BISYS Ohio receives a minimum annual fee of $75,000 for the first year under the administration agreement, $162,500 for the second year and $187,500 for years three, four and five. Further, BISYS Ohio has voluntarily agreed to receive administration fees earned during the period August 31, 1999 through November 30, 1999 on a deferred basis. Amounts deferred under this arrangement were paid by the Investment Adviser to BISYS Ohio during the nine month period December 1, 1999 through August 31, 2000.

Investors Bank & Trust Company serves as the Fund's custodian. Investors Bank & Trust Company earns a fee accrued daily and paid monthly, based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), an indirect wholly-owned subsidiary of The BISYS Group, Inc., acts as the exclusive distributor of the Fund's shares pursuant to a distribution agreement (the "Distribution Agreement") dated July 20, 1999, with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") pursuant to which the Fund pays the Distributor for distribution-related services and shareholder servicing at an annual rate of 0.25% of the value of the Fund's average daily net assets.

Certain officers of the Fund are affiliated with BISYS and such officers and affiliated Trustees receive no direct payments from the Fund for serving as officers or Trustees.

For the eleven-month period ended July 31, 2000, the Investment Adviser voluntarily waived advisory fees totaling $61,880 and reimbursed or paid other Fund expenses of $534,933, including $25,000 of administration fees. For the eleven-month period ended July 31, 2000, the Distributor waived fees of $15,470.

4. Securities Transactions:
Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $496,416,576 and $463,879,185, respectively, for the eleven months ended July 31, 2000.

5. Non-diversified Status:
The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet diversification requirements of the Internal Revenue Code, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

6. Federal Income Tax Information (unaudited):

     Post October Loss Deferral
     Capital losses incurred after October 31 within the Funds' fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and will elect to defer $639,886 in capital losses.

7. Subsequent Event:
The MetaMarkets IPO & New Era Fund commenced operations on September 11, 2000.


================================================================================

Report of Independent Accountants

To the Board of Trustees and Shareholders of MetaMarkets.com OpenFund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments and schedule of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MetaMarkets.com OpenFund (the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from August 31, 1999 (commencement of operations) through July 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

San Francisco, California
September 20, 2000